UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

REHABCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422
(Company’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02		Results of Operations and Financial Condition

The information in Exhibit 99.1 is incorporated herein by reference.

Item 7.01		Regulation FD Disclosure

The information in Exhibit 99.2 is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

(d)		Exhibits

The following exhibits are furnished pursuant to Item 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

	99.1	Press release dated April 30, 2008, announcing our first quarter revenues and results of operations.

	99.2	The script for a conference call held by the registrant on April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2008

REHABCARE GROUP, INC.

By: /s/	Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 30, 2008, announcing our first quarter revenues and results of operations.

99.2	The script for a conference call held by the registrant on April 30, 2008